Exhibit 10(k)(6)

                         FIFTH AMENDMENT
                               TO
           THE QUAKER LONG TERM INCENTIVE PLAN OF 1990




          WHEREAS, on November 9, 1994, the shareholders of The

Quaker Oats Company (the "Company") approved the adoption of The

Quaker Long Term Incentive Plan of 1990 (the "Plan"); and

          WHEREAS, the Plan has been previously amended and it is

desirable to further amend the Plan to provide for additional shares of the Company's common stock which may be issued or sold,

or for which options, stock appreciation rights or performance shares may be granted under the Plan; and

          WHEREAS, the Board has authorized adoption of this

Amendment to the Plan, the shareholders of the Company have

approved this Amendment to the Plan, and the Board has authorized the officers of the Company to execute any documents in

connection therewith upon such approval;

          NOW THEREFORE, the Plan is hereby amended effective as

of November 9, 1994 by substituting "13,000,000" for "9,000,000"

where it appears in amended Section 3.1 thereof.

          IN WITNESS WHEREOF, this Amendment is executed by a

duly authorized officer of the Company.



                              THE QUAKER OATS COMPANY



                              By: S/DOUGLAS J. RALSTON

                                   Its Senior Vice President

January 24, 1995